Exhibit 99.1

Brown & Brown, Inc. announces pricing of $4 billion offering of common stock

June 10, 2025

DAYTONA BEACH, Fla., June 10, 2025 (GLOBE NEWSWIRE) — Brown & Brown, Inc. (NYSE: BRO) (“Brown & Brown” or the “Company”) today announced the pricing of its public offering of 39,215,686 shares of its common stock (the “common stock”), par value $0.10 per share, at a price to the public of $102.00 per share, for an aggregate offering amount of $4 billion. The offering is expected to close on June 12, 2025, subject to the satisfaction of customary closing conditions. In addition, the Company has granted the underwriters a 30-day option to purchase up to an additional $400 million in shares of common stock at the public offering price, less underwriting discounts.

J.P. Morgan and BofA Securities are acting as lead book running managers of the offering. BMO Capital Markets and Truist Securities are acting as additional book running managers of the offering and Wells Fargo Securities, BTIG, PNC Capital Markets LLC, Fifth Third Securities, Morgan Stanley, Citizens Capital Markets, Barclays, Goldman Sachs & Co. LLC, Dowling & Partners and Raymond James are acting as co-managers of the offering.

The Company expects that the net proceeds of the offering will be approximately $3.9 billion, after deducting underwriting discounts and expenses and assuming no exercise of the underwriters’ option to purchase additional shares. The Company intends to use the net proceeds of the offering to fund a portion of the consideration payable pursuant to that certain agreement and plan of merger by and among RSC Topco, Inc., a Delaware corporation (“RSC”), the Company, Encore Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, and Kelso RSC (Investor), L.P., a Delaware limited partnership, solely in its capacity as the equityholder representative, pursuant to which the Company will acquire RSC, the holding company for Accession Risk Management Group, Inc. (the “Transaction”), and to pay fees and expenses associated with the foregoing. If the Transaction is not consummated, the Company intends to use the net proceeds of the offering for general corporate purposes.

The Company has filed with the U.S. Securities and Exchange Commission (the “SEC”) an automatic shelf registration statement (including a prospectus) on Form S-3 dated May 5, 2023 (File No. 333-271708) and a related preliminary prospectus supplement, dated June 10, 2025, to which this communication relates, and the Company will also file a final prospectus supplement relating to the shares of common stock. Investors should read the preliminary prospectus supplement and base prospectus in the registration statement, including the information incorporated by reference therein, and the other documents the Company has filed with the SEC for more complete information about the Company and the offering. You may obtain these documents for free by visiting EDGAR on the SEC’s website at http://www.sec.gov. Alternatively, a copy of the prospectus supplement relating to the offering may be obtained by contacting J.P. Morgan Securities LLC at J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, by email at prospectus-eq_fi@jpmchase.com and postsalemanualrequests@broadridge.com or BofA Securities, Inc. at BofA Securities, NC1-022-02-25, 201 North Tryon Street, Charlotte, NC 28255-0001, Attn: Prospectus Department, Email: dg.prospectus_requests@bofa.com.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy the common stock of the Company, nor shall there be any sale of such securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The securities being offered have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the prospectus supplement or the shelf registration statement or prospectus relating thereto.

About Brown & Brown, Inc.

Brown & Brown, Inc. (NYSE: BRO) is a leading insurance brokerage firm providing customer-centric risk management solutions since 1939. With a global presence spanning 500+ locations and a team of more than 17,000 professionals, we are dedicated to delivering scalable, innovative strategies for our customers at every step of their growth journey.

Forward-Looking Statements

This press release contains “forward-looking statements” within the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995, as amended. You can identify these statements by forward-looking words such as “may,” “will,” “should,” “expect,” “anticipate,” “believe,” “intend,” “estimate,” “plan” and “continue” or similar words. Brown & Brown has based these statements on its current expectations about potential future events. Although Brown & Brown believes the expectations expressed in the forward-looking statements included in this press release are based upon reasonable assumptions within the bounds of Brown & Brown’s knowledge of its business and the transaction, a number of factors could cause actual results to differ materially from those expressed in any forward-looking statements, whether oral or written, made by Brown & Brown or on its behalf. Many of these factors have previously been identified in filings or statements made by Brown & Brown or on its behalf. Important factors which could cause Brown & Brown’s actual results to differ, possibly materially from the forward-looking statements in this press release include, but are not limited to, the following items: (a) risks with respect to the timing of the Transaction; (b) the possibility that the anticipated benefits of the Transaction are not realized when expected or at all; (c) risks related to the financing of the Transaction, including that financing the Transaction will result in an increase in Brown & Brown’s indebtedness and that Brown & Brown may not be able to secure the required financing in connection with the Transaction on acceptable terms, in a timely manner, or at all; (d) the unaudited pro forma condensed combined financial information reflecting the Transaction is based on assumptions and is subject to change based on various factors; (e) risks relating to the financial information related to RSC; (f) risks related to RSC’s business, including underwriting risk in connection with certain captive insurance companies; (g) the risk that certain assumptions Brown & Brown has made relating to the Transaction prove to be materially inaccurate; (h) the inability to hire, retain and develop qualified employees, as well as the loss of any of Brown & Brown’s executive officers or other key employees; (i) a cybersecurity attack or any other interruption in information technology and/or data security that may impact Brown & Brown’s operations or the operations of third parties that support it; (j) acquisition-related risks that could negatively affect the success of Brown & Brown’s growth strategy, including the possibility that Brown & Brown may not be able to successfully identify suitable acquisition candidates, complete acquisitions, successfully integrate acquired businesses into its operations and expand into new markets; (k) risks related to Brown & Brown’s international operations, which may result in additional risks or require more management time and expense than Brown & Brown’s domestic operations to achieve or maintain profitability; (l) the requirement for additional resources and time to adequately respond to dynamics resulting from rapid technological change; (m) the loss of or significant change to any of Brown & Brown’s insurance company or intermediary relationships, which could result in loss of capacity to write business, additional expense, loss of market share or material decrease in Brown & Brown’s commissions; (n) the effect of natural disasters on Brown & Brown’s profit-sharing contingent commissions, insurer capacity or claims expenses within Brown & Brown’s capitalized captive insurance facilities; (o) adverse economic conditions, political conditions, outbreaks of war, disasters, or regulatory changes in states or countries where Brown & Brown has a concentration of Brown & Brown’s business; (p) the inability to maintain Brown & Brown’s culture or a significant change in management, management philosophy or its business strategy; (q) fluctuations in Brown & Brown’s commission revenue as a result of factors outside of its control; (r) the effects of significant or sustained inflation or higher interest rates; (s) claims expense resulting from the limited underwriting risk associated with Brown & Brown’s participation in capitalized captive insurance facilities; (t) risks associated with Brown & Brown’s automobile and recreational vehicle finance and insurance dealer services businesses; (u) changes in, or the termination of, certain programs administered by the U.S. federal government from which Brown & Brown derives revenues; (v) the limitations of Brown & Brown’s system of disclosure and internal controls and procedures in preventing errors or fraud, or in informing management of all material information in a timely manner; (w) Brown & Brown’s reliance on vendors and other third parties to perform key functions of its business operations and provide services to its customers; (x) the significant control certain shareholders have; (y) changes in data privacy and protection laws and regulations or any failure to comply with such laws and regulations; (z) improper disclosure of confidential information; (aa) Brown & Brown’s ability to comply with non-U.S. laws, regulations and policies; (bb) the potential adverse effect of certain actual or potential claims, regulatory actions or proceedings on Brown & Brown’s businesses, results of operations, financial condition or liquidity; (cc) uncertainty in Brown & Brown’s business practices and compensation arrangements with insurance carriers due to potential changes in regulations; (dd) regulatory changes that could reduce Brown & Brown’s profitability or growth by increasing compliance costs, technology compliance, restricting the products or services Brown & Brown may sell, the markets it may enter, the methods by which it may sell Brown & Brown’s products and services, or the prices it may charge for its services and the form of compensation it may accept from its customers, carriers and third parties; (ee) increasing scrutiny and changing laws and expectations from regulators, investors and customers with respect to Brown & Brown’s environmental, social and governance practices and disclosure; (ff) a decrease in demand for liability insurance as a result of tort reform legislation; (gg) Brown & Brown’s failure to comply with any covenants contained in its debt agreements; (hh) the possibility that covenants in Brown & Brown’s debt agreements could prevent Brown & Brown from engaging in certain potentially beneficial activities; (ii) fluctuations in foreign currency exchange rates; (jj) a downgrade to Brown & Brown’s corporate credit rating, the credit ratings of Brown & Brown’s outstanding debt or other market speculation; (kk) changes in the U.S.-based credit markets that might adversely affect Brown & Brown’s business, results of operations and financial condition; (ll) changes in current U.S. or global economic conditions, including an extended slowdown in the markets in which Brown & Brown operates; (mm) disintermediation within the insurance industry, including increased competition from insurance companies, technology companies and the financial services industry, as well as the shift away from traditional insurance markets; (nn) conditions that result in reduced insurer capacity; (oo) quarterly and annual variations in Brown & Brown’s commissions that result from the timing of policy renewals and the net effect of new and lost business production; (pp) intangible asset risk, including the possibility that Brown & Brown’s goodwill may become impaired in the future; (qq) changes in Brown & Brown’s accounting estimates and assumptions; (rr) future pandemics, epidemics or outbreaks of infectious diseases, and the resulting governmental and societal responses; (ss) other risks and uncertainties as may be detailed from time to time in Brown & Brown’s public announcements and SEC filings; and (tt) other factors that Brown & Brown may not have currently identified or quantified. Assumptions as to any of the foregoing, and all statements, are not based upon historical fact, but rather reflect Brown & Brown’s current expectations concerning future results and events. Forward-looking statements that Brown & Brown makes or that are made by others on Brown & Brown’s behalf are based upon a knowledge of Brown & Brown’s business and the environment in which it operates, but because of the factors listed above, among others, actual results may differ from those in the forward-looking statements. Consequently, these cautionary statements qualify all of the forward-looking statements Brown & Brown makes herein. Brown & Brown cannot assure you that the results or developments anticipated by Brown & Brown will be realized or, even if substantially realized, that those results or developments will result in the expected consequences for Brown & Brown or affect Brown & Brown, its business or our operations in the way it expects. Brown & Brown cautions readers not to place undue reliance on these forward-looking statements. All forward-looking statements made herein are made only as of the date of this press release, and Brown & Brown does not undertake any obligation to publicly update or correct any forward-looking statements to reflect events or circumstances that subsequently occur or of which Brown & Brown hereafter becomes aware.

For more information:

Investors

R. Andrew Watts

Chief Financial Officer

(386) 239-5770

Media

Jenny Goco

Director of Communications

(386) 333-6066